EXHIBIT 99.1



	The following certification is provided by the undersigned as Chief Executive Officer of Industri-Matematik International Corp. on the basis of such officer's knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                          CERTIFICATION

In connection with the Quarterly Report of Industri-Matematik
International Corp. ("Company") on Form 10-Q for the period ended July 31, 2002, as filed with the Securities and Exchange Commission on September 16, 2002 ("Report"), I, Lin Johnstone, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 1	The Report fully complies with the requirements of Section 13(a) or
      15(d) of the Securities Exchange Act of 1934, as amended; and

 2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods indicated.


/s/ Lin Johnstone
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Name: Lin Johnstone
Title: President and Chief Executive Officer
Date: September 16, 2002